CAPITAL STOCK	12 Months Ended
Mar. 31, 2022
Capital Stock
CAPITAL STOCK

NOTE 17. CAPITAL STOCK

(a)	Authorized ordinary shares: Unlimited number of common shares without par value.
(b)	Following is a roll-forward of ordinary shares for the years ended March 31, 2022 and 2021:

	Years Ended March 31,
	2022		2021
	Ordinary Shares	Amount	Ordinary Shares (c)	Amount
	In 000’	In 000’$	In 000’	In 000’$
Balance, beginning of year	12,084	$130,649	10,988	$117,817
Shares issued in public offering and ATM	1,241	27,216	–	–
Warrants exercised	16	339	–	–
Shares issued for services	8	120	1	25
Shares issued in a private placement, net of issue costs	–	–	698	6,732
Exchange of SalvaRx warrants for Portage warrants	–	–	–	2,640
Settlement of non-controlling interest in SalvaRx	–	–	–	2,451
To reflect warrants issued and outstanding (d)	–	–	–	(330)
Fair value adjustment for shares issued at a discount in SalvaRx	–	–	397	1,256
Expiration of unexercised stock options	–	–	–	58
Balance, end of year	13,349	$158,324	12,084	$130,649

(c)	Number of ordinary shares have been retroactively adjusted to reflect the impact of 100:1 reverse stock split on June 5, 2020.
(d)	Represents the contractual value of the Portage warrants, which was adjusted to fair value of $271 using the Black-Scholes model in the year ended March 31, 2021.

On June 16, 2020, the Company completed a private placement of 698,145 restricted ordinary shares at a price of $10.00 per share for gross proceeds of $6.98 million to accredited investors. Directors of the Company subscribed for 215,000 shares, or approximately 30.8% of the private placement, for proceeds of $2.15 million. The Company incurred costs of approximately $0.25 million in connection with the offering, which was treated as contra-equity on the Company’s balance sheet.

During September 2020, the Company settled the SalvaRx Notes obligations originally due in June 2021 in an aggregate principal amount of approximately $3.7 million, plus accrued interest of $0.75 million in exchange for cash payments totaling $1.77 million and 397,604 of the associated SalvaRx warrants with an exercise price of $6.64 per share. The warrants were exchanged for an equal number of warrants to acquire Portage stock at the same price per share. The Company accounted for the contractual value of the exercised and outstanding warrants of $2.64 million (397,604 shares at $6.64 per share) as accrued equity issuable at September 30, 2020. The Company also recorded a loss of $1.26 million during the year ended March 31, 2021, to recognize the discount between the fair value of the underlying shares on October 13, 2020 (the settlement date) of $9.80 per share and the contract price of $6.64 per share.

Four of the Company's directors, Gregory Bailey, James Mellon, Steven Mintz (in trust) and Kam Shah, received, in total, 363,718 of the shares pursuant to this transaction.

During the quarter ended June 30, 2021, the Company commenced an “at the market” offering, under which it sold 90,888 shares generating gross proceeds of approximately $2.6 million ($2.5 million, net of commissions).

On June 24, 2021, the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses. The Company is using the net proceeds raised to fund its research and development activities and support operations. The amount raised is sufficient to fund operations through at least March 2023. Funds may be used to accelerate development activities to advance the Company’s product portfolio, working capital and general corporate purposes.

See Note 25, “Events After the Balance Sheet Date” for a discussion of additional ordinary shares issued.